Exhibit 23.1



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorpor-ation by reference in this Registration Statement of our report dated February 14, 1995 incorporated by reference in United HealthCare Corpor-ation's Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this Registration Statement.



                                  /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
May 4, 1995